UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

 Date of Report (Date of earliest reported):         October 5, 2004
                                             ----------------------------------

                             BTU INTERNATIONAL, INC.
             (Exact name of registrant as specified in its chapter)


           DELAWARE                 0-17297                 04-2781248
  (State or other jurisdiction    (Commission             (IRS Employer
       of incorporation            File Number)         Identification No.)

    23 ESQUIRE ROAD, N. BILLERICA, MASSACHUSETTS           01862
      (Address of principal executive offices)          (Zip Code)


Registrant's telephone number, including area code:     (978) 667-4111


                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)





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     ITEM 5.02.    DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF
DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

     (b) On September 30, 2004, Mark R. Rosenzweig resigned as President and Chief Executive Officer and as a Director of BTU International, Inc. (the "Company").

     (c)(1) On September 30, 2004, the Board of Directors of the Company appointed Paul J. van der Wansem as Chief Executive Officer.

     (c)(2) Information required pursuant to this subsection has been previously provided in the Company's proxy statement filed on Form DEF-14A on April 22, 2004 and the Company's Form 10-K filed on March 30, 2004.

     (c)(3) Information required pursuant to this subsection has not been determined at this time.


     ITEM 9.       FINANCIAL STATEMENTS AND EXHIBITS.

     (c)     The following exhibits are being furnished herewith:.

     99.1    News release, dated October 1, 2004, of BTU International, Inc.



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           BTU INTERNATIONAL, INC.
                                                (Registrant)

Date: October 5, 2004                   By: /s/ Thomas P. Kealy
                                        ---------------------------------
                                           Thomas P. Kealy
                                           Vice President, Corporate Controller
                                           and Chief Accounting Officer




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                                  EXHIBIT INDEX
                                  -------------

       EXHIBIT
       NUMBER            DESCRIPTION OF EXHIBIT
       -------           ----------------------

       99.1              News release, dated October 1, 2004, of BTU
                         International, Inc.